UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): July 12, 2007
ENTERPRISE GP HOLDINGS L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-32610	13-4297064
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1100 Louisiana, 10th Floor
Houston, Texas 77002
(Address of Principal Executive Offices, including Zip Code)
(713) 381-6500
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 3.02 Unregistered Sales of Equity Securities
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
Unit Purchase Agreement
Registration Rights Agreement
Press Release

Item 1.01 Entry into a Material Definitive Agreement.
Unit Purchase Agreement
     Enterprise GP Holdings L.P. (the “Partnership”) entered into a Unit Purchase Agreement (the “Purchase Agreement”), dated effective as of July 13, 2007, with certain accredited investors (the “Purchasers”) to sell an aggregate of 20,134,220 units representing limited partner interests of the Partnership (the “Units”) in a private placement (the “Private Placement”). The negotiated purchase price for the Units in the Purchase Agreement was $37.25 per unit, or approximately $750 million in the aggregate.
     The Private Placement closed, and the 20,134,220 Units were issued, on July 17, 2007. The Partnership used the approximate $740 million of net proceeds from the Private Placement to pay down debt currently outstanding under the Second Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of May 1, 2007, with the Lenders named therein, Citicorp North America, Inc., as Administrative Agent, Lehman Commercial Paper Inc., as Syndication Agent, Citibank, N.A., as Issuing Bank, and The Bank of Nova Scotia, Sun Trust Bank and Mizuho Corporate Bank, Ltd., as Co-Documentation Agents. Borrowings under the Credit Facility were used by the Partnership in May 2007 to finance the acquisition of common units representing limited partner interests of Energy Transfer Equity L.P. and 34.9% of the membership interests of its general partner, LE GP, LLC.
     Pursuant to the Purchase Agreement, the Partnership also agreed to indemnify the Purchasers, and their respective affiliates, officers, directors, employees and other representatives against certain losses resulting from any breach of the Partnership’s representations, warranties or covenants contained therein.
     The foregoing descriptions of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full and complete terms of the Purchase Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference into this Item 1.01.
Registration Rights Agreement
     In connection with the Purchase Agreement, the Partnership also entered into a Registration Rights Agreement dated July 17, 2007 (the “Registration Rights Agreement”) with the Purchasers. The Registration Rights Agreement requires the Partnership to file a shelf registration statement with the Securities and Exchange Commission (“SEC”) to register the Units as soon as practicable after the closing date of the Private Placement, but in any event within 90 days after the closing, which occurred on July 17, 2007. In addition, the Registration Rights Agreement requires the Partnership to use its commercially reasonable efforts to cause the shelf registration statement to become effective no later than 150 days after the closing date of the Private Placement (the “Target Effective Date”). If the registration statement covering the Units is not declared effective by the SEC within 150 days after the closing date of the Private Placement (the “Target Effective Date”), then the Partnership will be liable to each Purchaser for liquidated damages, and not as a penalty, of 0.25% of the product of $37.25 (the purchase price) times the number of Units purchased by the Purchaser (the “Liquidated Damages Multiplier”) per each non-overlapping 30-day period for the first 60 days following the Target Effective Date, increasing by an additional 0.25% of the Liquidated Damages Multiplier per each non-overlapping 30-day period for each subsequent 60-day period subsequent to the 60 days following the Target Effective Date, up to a maximum of 1.00% of the Liquidated Damages Multiplier per each non-overlapping 30-day period (i.e., 0.25% for 1-60 days; 0.5% for 61-120 days; 0.75% for 121-180 days; and 1.0% thereafter); provided, that the liquidated damages for any period shall be prorated by multiplying the liquidated damages to be paid in a full 30-day period by a fraction, the numerator of which is the number of days for which such liquidated damages are owed, and the denominator of which is 30; and provided further, that the aggregate amount of liquidated damages payable by the Partnership under the Registration Rights Agreement to each Purchaser shall not exceed 10.0% of the Liquidated Damages Multiplier with respect to such Purchaser. The Registration Rights Agreement also provides for the payment of liquidated damages in the event the Partnership suspends the use of the shelf registration statement in excess of permitted periods.
     The Registration Rights Agreement also gives certain Purchasers piggyback registration rights with other shelf registration statements under certain circumstances.

     The foregoing description of the Registration Rights Agreement is not complete and is qualified in its entirety by reference to the full and complete terms of the Registration Rights Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated by reference into this Item 1.01.
Item 3.02 Unregistered Sales of Equity Securities.
     On July 12, 2007, an aggregate of 14,173,304 Class B Units of the Partnership issued in a private placement to the Partnership’s affiliates, Duncan Family Interests, Inc. (“DFI”) and DFI GP Holdings, L.P. (“DFIGP”) were converted on a one-for-one basis into 14,173,304 Units. The issuance of the Units upon conversion of the Class B Units was made in reliance on the exemption from the registration requirements of the Securities Act of 1933 pursuant to Section 3(a)(9) thereof.
     On July 17, 2007, the Partnership issued and sold 20,134,220 Units in the Private Placement. The private placement of Units pursuant to the Purchase Agreement was made in reliance upon an exemption from the registration requirements of the Securities Act of 1933 pursuant to Section 4(2) thereof.
     The information set forth under Item 1.01 above is incorporated herein by reference.
Item 8.01 Other Events.
     On July 16, 2007, the Partnership issued a press release relating to the private placement of securities contemplated by the Purchase Agreement in accordance with Rule 135C. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description

10.1	Unit Purchase Agreement dated as of July 13, 2007 by and among Enterprise GP Holdings L.P., EPE Holdings, LLC and the Purchasers named therein.
10.2	Registration Rights Agreement dated as of July 17, 2007 by and among Enterprise GP Holdings L.P. and the Purchasers named therein.
99.1	Press Release dated July 16, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE GP HOLDINGS L.P.

	By:	EPE Holdings, LLC,
its General Partner

Date: July 17, 2007	By:	/s/ Michael J. Knesek

	Name:	Michael J. Knesek
	Title:	Senior Vice President, Controller and Principal Accounting Officer of EPE Holdings, LLC

Exhibit Index

Exhibit No.	Description

10.1	Unit Purchase Agreement dated as of July 13, 2007 by and among Enterprise GP Holdings L.P., EPE Holdings, LLC and the Purchasers named therein.
10.2	Registration Rights Agreement dated as of July 17, 2007 by and among Enterprise GP Holdings L.P. and the Purchasers named therein.
99.1	Press Release dated July 16, 2007.

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